UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 11, 2022

OCEAN THERMAL ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	033-19411-C	20-5081381
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

1725 I Street NW,
Suite 300 Washington, DC 20006	17603
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (717) 299-1344

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:  None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01—CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On October 12, 2022, Liggett & Webb, P.A., resigned as independent registered public accounting firm for Ocean Thermal Energy Corporation (the “Company”). The reports of Liggett & Webb on the Company’s consolidated financial statements for the years ended December 31, 2021 and 2020, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent fiscal years and through October 12, 2022, there were no disagreements with Liggett & Webb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Liggett & Webb, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the consolidated financial statements for such years. During the fiscal years ended December 31, 2021 and 2020, and through October 12, 2022, there have been no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Liggett & Webb with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that it furnish the Company with a letter addressed to the U.S. Securities Commission stating whether it agreed with the statements made by the Company in this report and, if not, stating the respects in which it does not agree. A copy of the letter from Liggett & Webb addressed to the U.S. Securities and Exchange Commission dated October 12, 2022, is filed as Exhibit 16.01 to this report.

On October 11, 2022, the Company engaged BF Borgers CPA PC as its registered public accounting firm, to report on the Company’s financial statements for the year ending December 31, 2022.

No consultations occurred between the Company and BF Borgers during the two most recent fiscal years and through October 11, 2022, regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that BF Borgers concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of disagreement, as that term is defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions to Regulation S‑K, Item 304, or a reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number*	Title of Document	Location
Item 16	Letter re Change in Certifying Accountant
16.01	Liggett & Webb, P.A., letter addressed to the U.S. Securities and Exchange Commission dated October 12, 2022	This filing

_______________

* All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEAN THERMAL ENERGY CORPORATION

Dated: October 12, 2022	By:	/s/ Jeremy P. Feakins
Jeremy P. Feakins
Chief Executive Officer

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